Filed Pursuant to Rule 433 Registration Statement No. __________ Issuer Free Writing Prospectus Dated October __, 2015 Relating to Preliminary Prospectus Supplement Dated October __, 2015 Citizens Community Bancorp Inc. Raymond James Emerging Bank Symposium 2019 Second Quarter 1

Cautionary Notes and Additional Disclosures CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCFBank”) . The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “seek,” “target,” “potential,” “focus,” “may,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include conditions in the financial markets and economic conditions generally; the possibility of a deterioration in the residential real estate markets; interest rate risk; lending risk; the sufficiency of loan allowances; changes in the fair value or ratings downgrades of our securities; competitive pressures among depository and other financial institutions; our ability to realize the benefits of net deferred tax assets; our ability to maintain or increase our market share; acts of terrorism and political or military actions by the United States or other governments; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or Bank; increases in FDIC insurance premiums or special assessments by the FDIC; disintermediation risk; our inability to obtain needed liquidity; risks related to the integration of F&M into the Company’s operations; the risk that the combined company may be unable to retain the Company and/or F&M personnel successfully after the F&M Merger is completed; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; our ability to raise capital needed to fund growth or meet regulatory requirements; the possibility that our internal controls and procedures could fail or be circumvented; our ability to attract and retain key personnel; our ability to keep pace with technological change; cybersecurity risks; changes in federal or state tax laws; changes in accounting principles, policies or guidelines and their impact on financial performance; restrictions on our ability to pay dividends; and the potential volatility of our stock price. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, "Risk Factors," in the Company's Form 10-K, for the year ended September 30, 2018 filed with the Securities and Exchange Commission ("SEC") on December 10, 2018, Part I, Item 1A, "Risk Factors," in the Company’s Form 10-KT for the transition period ended December 31, 2018 filed with the SEC on March 8, 2019, and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward-looking statements contained herein or to update them to reflect events or circumstances occurring after the date hereof. UNAUDITED PRO FORMA FINANCIAL INFORMATION This presentation contains certain unaudited pro forma information regarding the financial condition and results of operations of the company after giving effect to the acquisition of F. & M. Bancorp. of Tomah, Inc. (“F&M”) and other pro forma adjustments. The unaudited pro forma information assumes that the acquisition is accounted for under the acquisition method of accounting, and that the assets and liabilities of F&M will be recorded by CZWI at their respective fair values as of the date the acquisition is completed. The unaudited pro forma balance sheet gives effect to the transaction as if the acquisition had occurred on June 30, 2019. The unaudited pro forma information has been derived from and should be read in conjunction with the consolidated financial statements and related notes of CZWI, which are included in its Annual Report on Form 10-K for the year ended September 30, 2018, its Form 10-KT for the transition period ended December 31, 2018 filed with the SEC on March 8, 2019, and subsequent Quarterly Reports on Form 10-Q. The unaudited pro forma information is presented for illustrative purposes only and does not indicate the financial results of the combined company had the companies actually been combined at the beginning of each period presented, nor the impact of possible business model changes. This unaudited pro forma information reflects adjustments to illustrate the effect of the acquisition had it been completed on the date indicated, which are based upon preliminary estimates, to record F&M’s identifiable assets acquired and liabilities assumed at fair value and the resulting goodwill recognized. The unaudited pro forma information also does not consider any potential effects of changes in market conditions on revenues, potential revenue enhancements, or asset dispositions, among other factors. NON-GAAP FINANCIAL MEASURES These slides may contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non·GAAP financial measures referred to herein include net income as adjusted, EPS as adjusted, ROATCE, tangible book value per share and tangible common equity / tangible assets. Reconciliations of all non·GAAP financial measures used herein to the comparable GAAP financial measures in the appendix at the end of this presentation. 2

Cautionary Notes and Additional Disclosures (Cont’d) Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. CZWI’s Form 10-K, for the year ended September 30, 2018 filed with the Securities and Exchange Commission ("SEC") on December 10, 2018, Form 10-KT for the transition period ended December 31, 2018 filed with the SEC on March 8, 2019, and any other documents filed by CZWI with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CZWI's website at www.ccf.us, or by directing a request to CZWI's CEO, Stephen Bianchi at Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701, Attention: Stephen M. Bianchi or by e-mail at sbianchi@ccf.us. 3

CZWI Focus Items ENHANCING THE QUANTITY AND QUALITY OF EARNINGS We are enhancing shareholder value by improving the loan and deposit mix, deepening customer relationships and strengthening other sources of revenue. EXPERTISE IN COMMERCIAL & AG BANKING We take pride in serving small and mid-sized business and Ag operators in our communities with the best professionals, products and process. EXPERIENCED & PROVEN STRATEGIC LEADERSHIP TEAM Our team has over 182 years of banking experience to draw upon with national, regional and community banks. ENTERPRISE PRODUCTIVITY & RISK MANAGEMENT We are leveraging technology to improve productivity and support future growth, while proactively managing operating and credit risk. 4

Key Market Differentiators • Serving small to mid-sized • Experienced, energetic entrepreneurs leadership team • Responsive professionals • Accountability for doing the • Products to compete vs. big right thing and getting results banks, superior to smaller • Entrepreneurial spirit, winning community banks attitude BUSINESS CULTURE MODEL STRATEGIC GROWTH CREDIT • Loan and deposit growth • Prudent risk taking through prudent M&A • Process driven, transparent • Robust commercial loan and • Nimble, centralized approval deposit growth process • Quality and quantity of • Proactive risk management earnings improving 5

Execution of Current Business Strategy Total Loans Loans/Deposits $1,200 120% $993 $1,020 $1,020 $1,000 110% 103% 102% $759 99% 99% 99% 100% $800 $733 100% $574 $600 90% $400 80% $200 70% 60% $0 2016 2017 2018 Dec-18 Mar-19 Jun-19 2016 2017 2018 Dec-18 Mar-19 Jun-19 (1) NPA / Assets Diluted Earnings Per Share 3.00% $1.00 2.50% $0.80 2.00% $0.58 $0.60 1.49% $0.49 $0.46 1.50% 1.14% 1.18% $0.37 1.03% $0.40 1.00% 0.83% 0.62% 0.50% $0.20 $0.12 $0.09 0.00% $0.00 2016 2017 2018 Dec-18 Mar-19 Jun-19 2016 2017 2018 Dec-18 Mar-19 Jun-19 (1) Nonperforming assets include nonaccrual loans, accruing loans past due 90 days or more, other real estate owned, and other collateral owned Note: Dec -18 refers to the 3 – Month period ended December 31, 2018. March -19 refers to the 3 – Month period ended March 31, 2019; June –19 refers to the 3- Month period ended June 30, 2019 Source: SEC filings; Company documents 6

Execution of Current Business Strategy Net Income($000) Efficiency Ratio $5,000 90.0% 83.6% 84.7% $4,283 $4,107 79.0% 77.9% 79.8% $4,000 80.0% $3,000 $2,573 $2,499 70.0% 61.3% $2,000 60.0% $1,261 $953 $1,000 50.0% $0 40.0% 2016 2017 2018 Dec-18 Mar-19 Jun-19 2016 2017 2018 Dec-18 Mar-19 Jun-19 (1) (2) (1) (2) (3) ROAA ROATCE 10.0% 1.40% 1.23% 7.6% 1.20% 8.0% 1.00% 6.0% 0.80% 4.4% 4.5% 4.8% 4.6% 3.8% 0.60% 0.45% 0.44% 4.0% 0.40% 0.34% 0.40% 0.29% 2.0% 0.20% 0.00% 0.0% (2) (2) (2) (2) (2) (2) 2016 2017 2018 Dec-18 Mar-19 Jun-19 2016 2017 2018 Dec-18 Mar-19 Jun-19 (1) Return on Average Assets (ROAA); Return on Average Tangible Common Equity (ROATCE) (2) Annualized (3) Non-GAAP financial measure: see appendix for reconciliations Note: : Dec -18 refers to the 3 – Month period ended December 31, 2018. March 19 refers to the 3 – Month period ended March 31, 2019; June–19 refers to the 3- Month period ended June 30, 2019 Source: SEC filings; Company documents 7

Net Income and Diluted EPS Net Income Diluted EPS $6,000 $1.00 $5,021 $0.79 $5,000 $4,283 $4,260 $4,107 $0.75 $0.67 $4,000 $0.62 $3,563 $0.54 $0.49 $0.46 $3,000 $2,573 $2,499 $2,575 $0.50 $2,194 $0.37 $2,000 $1,723 $1,261 $0.20 $0.23 $953 $0.25 $0.16 $0.12 $1,000 $0.09 $0 $0.00 2016 2017 2018 Dec-18 Mar-19 Jun-19 2016 2017 2018 Dec-18 Mar-19 Jun-19 Net Income Net Income as Adjusted EPS EPS Income as Adjusted Net Income as Adjusted and EPS Income as Adjusted are non-GAAP financial measures, which management believes may be helpful in understanding the Company's results of operations or financial position and comparing results over different periods. Reconciliation of Income and EPS Income as Adjusted to the comparable GAAP financial measure can be found in the appendix of this presentation. These measures should not be viewed as a substitute for operating results determined in accordance with GAAP. Note: : Dec -18 refers to the 3 – Month period ended December 31, 2018. Mar–19 refers to the 3- Month period ended March 31, 2019; Jun- 19 refers to the 3- Month period ended June 30, 2019 Source: SEC filings; Company documents 8

Loan Portfolio . CZWI has transformed its loan portfolio through organic growth and acquisitions . Change has occurred from a primarily consumer focused portfolio to a diversified mix consisting of commercial real estate, agricultural and commercial business loans . Credit quality remains a focus in conjunction with loan growth ($000s) 2016 FY 2017 FY 2018 FY Dec-18 Mar-19 Jun-19 1-4 Family 177,895 194,486 160,876 161,123 155,537 147,191 Cons & Other 188,009 135,955 97,089 91,805 84,380 76,935 C&D - 1-4 Family $2,239 $2,584 $4,554 $12,026 $11,142 $10,534 C&D - Commercial $16,580 $19,708 $17,739 $22,691 $42,446 $52,071 Ag. Real Estate 28,198 68,002 70,517 86,015 90,920 92,137 Ag. Non-RE 14,647 23,873 26,549 36,327 36,254 36,827 HELOC 7,604 50,564 44,351 49,660 47,463 45,290 MRQ Owner-Occ. CRE 23,311 56,122 72,360 137,205 138,605 146,563 Yield Investor 1-4 CRE 34,340 50,938 59,968 66,024 84,105 80,023 5.09% Non-Owner Occ. CRE 31,289 52,902 84,375 154,730 145,820 147,855 C&I 31,001 55,251 76,254 112,427 105,803 107,754 Multifamily 19,135 26,228 48,061 69,400 83,961 83,423 Total Gross Loans $574,248 $736,613 $762,693 $999,433 $1,026,436 $1,026,603 Source: Company Documents; Call Report 9

Commercial Loan Detail . Commercial loan portfolio well diversified . Total portfolio of $746.7 million at 06/30/2019 . Strong growth in all commercial loan categories . Average note size is under $270 thousand ($M) Mar-19 Jun-19 C&D $42.4 $52.1 Non-Owner Occ. CRE 145.8 147.9 Investor 1-4 CRE 84.1 80.0 Multifamily 84.0 83.4 Ag. Real Estate 90.9 92.1 Ag. Non-RE 36.3 36.8 Owner-Occ. CRE 138.6 146.6 C&I 105.8 107.8 Total Gross Commercial Loans $727.9 $746.7 Source: Company documents, S&P Global Market Intelligence, bank level regulatory data (call report) 10

Deposit Composition . June 2019 Quarter reflects the sale of $34.1 million of Michigan Branch deposits. Deposit Composition - Quarter Lookback ($000) 2017 FQ3 2017 FQ4 2018 FQ1 2018 FQ2 2018 FQ3 2018 FQ4 Dec-18 Mar-19 Jun-19 Demand $98,804 $221,761 $226,889 $230,559 $232,319 $225,420 $309,691 $332,695 $319,211 * NOW & Other Trans. 721 1,457 848 1,248 931 1,311 15,017 1,310 920 MRQ MMDA & Sav 181,002 228,511 224,780 215,666 213,796 206,644 318,338 333,849 303,969 Cost of Deposits CDs < 100k 127,673 177,659 172,403 187,230 184,560 195,157 225,371 219,571 240,152 1.15% CDs > 100k 110,933 113,116 116,149 113,912 112,929 117,997 139,095 143,224 151,207 Total Deposits $519,133 $742,504 $741,069 $748,615 $744,535 $746,529 $1,007,512 $1,030,649 $1,015,459 Source: SEC filings 11

Market Demographics  CZWI operates in diverse markets within the northwestern region of Wisconsin, metro Twin Cities and the Mankato, Minnesota MSA Eau Claire: . Features a broad-based, diverse economy, which is driven by commercial, retail and medical industries Mankato: . The Mankato market also possesses a broad-based, diverse economy Eau Claire Area Employers Mankato Area Employers Source: S&P Global Market Intelligence, eauclairedevelopment.com, greatermankato.com, Google Images 12

Citizens Community Bancorp Inc.

Net Interest Margin Analysis

($ Dollars in Thousands)	Quarter ended June 30, 2019 Average Balance	Interest Income/ Expense	Average Yield/ Rate	Quarter ended March 31, 2019 Average Balance	Interest Income/ Expense	Average Yield/ Rate
Average interest earning assets:						
Cash and cash equivalents	$ 30,076	$ 171	2.28%	$ 26,014	$ 168	2.62%
Loans receivable	1,023,447	12,976	5.09%	996,778	12,414	5.05%
Interest-bearing deposits	5,967	35	2.35%	6,913	39	2.29%
Investment securities (1)	158,991	996	2.60%	156,157	947	2.57%
Non-marketable equity securities, at cost	12,114	158	5.23%	10,375	150	5.86%
Total interest earning assets	$ 1,230,595	$ 14,336	4.68%	$1,196,237	$13,718	4.66%
Average interest-bearing liabilities:						
Total deposits	$ 880,657	$ 2,926	1.33%	$873,131	$2,593	1.20%
FHLB Advances & Other Borrowings	165,733	1,327	3.21%	126,239	1,063	3.41%
Total interest bearing liabilities	$ 1,046,390	$ 4,253	1.63%	$999,370	$3,656	1.48%
Net interest income		$ 10,083			$ 10,062	
Interest Rate Spread			**3.05%**			**3.18%**
Net interest margin			**3.30%**			**3.43%**

(1) Fully taxable equivalent. The average yield on tax exempt securities is computed on a tax equivalent basis using a tax rate of 21% for the quarters ended June 30, 2019 and March 31, 2019.

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Recent Franchise Expansion  CZWI has been focused on transforming the Company away from a consumer based bank into a commercial focused operation, creating a strengthened franchise value through this process 2016 Acquisition of 2 Central Bank branches in Northwestern WI: $27.1 million deposits 2016 Acquisition of Community Bank of Northern Wisconsin (Rice Lake, WI): $167 million in assets 2017 Acquisition of Wells Financial Corp. (Wells, MN): $256 million in assets 2018 Acquisition of United Bank (Osseo, WI): $315 million in assets 2019 Acquisition of F. & M. Bank (Tomah Wisconsin): $192 million in assets as of June 30, 2019 Source: SEC filings; Note: transaction terms based on announcement 14

Branch Locations as of July 1, 2019 CZWI Locations Source: S&P Global Market Intelligence 15

Transaction Highlights • Transaction adds an adjacent market to CZWI’s Wisconsin presence with Tomah branch locations that are attractively located nearby CZWI’s Eau Claire and Osseo markets • Transaction provides CZWI with a stable, modestly priced deposit base for organic growth opportunities • Upon the July 1, 2019 closing, the combined pro forma assets were approximately $1.5 billion, while deposits were approximately $1.2 billion • Attractive transaction pricing at 105.8% of TBV and 16.0x LTM EPS • Immediately accretive to EPS(1) as the transaction is expected to generate earnings accretion of over 13% in the first full year after closing • Tangible book value payback period of approximately 3 years • Continued focus on building efficiencies as a commercial bank (1) Excludes one-time merger costs and includes acquisition of United Bank 16

Transaction Rationale . Straightforward follow-on acquisition to United Bank with stable deposits concentrated in one market . Strategic Accelerates pro forma franchise growth in total assets and deposits . Consistent with CZWI’s strategy of “re-formulating” its loan and Rationale deposit composition and net interest margin . Immediately accretive to EPS(1) Financially . Attractive EPS accretion in subsequent years Attractive . TBV Dilution Payback Period of approximately 3 years . Operating efficiencies to be realized . Transaction will be CZWI’s fourth acquisition since 2016 Low Risk . 2.2% credit mark of total loan portfolio Integration . 72% coverage of loan balances in credit diligence . Retention of key people is part of the transaction structure (1) Excludes one-time merger costs 17

Transaction Terms F. & M. Bancorp of Tomah Transaction Value $24 million Consideration 85% Cash, 15% Stock Price/TBV 105.80% Price/LTM EPS(1) 16.0x Closed July 1, 2019 Conversion July 15, 2019 (1) Based on normalized net income available to common of $1.3 million for the twelve months ended 9/30/18 18

Pro Forma Loans CZWI F. & M. ProForma Composition Composition Composition Loan Type ($000) % of Total Loan Type ($000) % of Total Loan Type ($000) % of Total Constr & Dev 62,605 6.1% Constr & Dev 2,274 1.7% Constr & Dev 64,879 5.6% 1-4 Family Residential 147,191 14.3% 1-4 Family Residential 17,951 13.8% 1-4 Family Residential 165,142 14.3% Home Equity 45,290 4.4% Home Equity 1,674 1.3% Home Equity 46,964 4.1% Owner - Occ CRE 146,563 14.3% Owner - Occ CRE 30,596 23.5% Owner - Occ CRE 177,159 15.3% Other CRE 227,878 22.2% Other CRE 25,810 19.8% Other CRE 253,688 21.9% Multifamily 83,423 8.1% Multifamily 11,339 8.7% Multifamily 94,762 8.2% Commercial & Industrial 107,754 10.5% Commercial & Industrial 31,158 23.9% Commercial & Industrial 138,912 12.0% Consumer & Other 76,935 7.5% Consumer & Other 1,439 1.1% Consumer & Other 78,374 6.8% Agriculture 36,827 3.6% Agriculture 5,238 4.0% Agriculture 42,065 3.6% Ag. Real Estate 92,137 9.0% Ag. Real Estate 2,815 2.2% Ag. Real Estate 94,952 8.2% Total Loans $1,026,603 100.0% Total Loans 130,294 100.0% Total Loans 1,156,897 100.0% MRQ Yield on Loans: 5.09% MRQ Yield on Loans: 4.69% MRQ Yield on Loans: 5.05% Source: Company Documents; Call Report 19

Pro Forma Deposits CZWI F. & M. ProForma Composition Composition Composition Deposit Type ($000) % of Total Deposit Type ($000) % of Total Deposit Type ($000) % of Total Non Interest Bearing 319,199 31.4% Non Interest Bearing 23,912 16.1% Non Interest Bearing 343,111 29.5% NOW & Other Trans 920 0.1% NOW & Other Trans 32,042 21.6% NOW & Other Trans 32,962 2.8% MMDA & Sav 303,981 29.9% MMDA & Sav 58,463 39.4% MMDA & Sav 362,444 31.2% Time Deposits < $100k 240,152 23.7% Time Deposits < $100k 20,948 14.1% Time Deposits < $100k 261,100 22.4% Time Deposits > $100k 151,207 14.9% Time Deposits > $100k 13,107 8.8% Time Deposits > $100k 164,314 14.1% Total Deposits 1,015,459 100% Total Deposits 148,472 100% Total Deposits 1,163,931 100% MRQ Cost of Deposits: 1.15% MRQ Cost of Deposits: 0.72% MRQ Cost of Deposits: 1.09% Loans / Deposits 101.10% Loans / Deposits 87.74% Loans / Deposits 99.39% Source: Company Documents; Call Report 20

Citizens Community Bancorp Inc.

Pro Forma Balance Sheet

Dollars in thousands, except per share data

Pro Forma Balance Sheet:

		CZWI (1)		F. & M. Bancorp		Fair Value Adjustments			M&A Adjustments			Pro Forma
		6/30/19		6/30/19								
Cash and equivalents	$	52,988	$	16,750	$	-		$	(24,758)	G	$	44,980
Securities		171,308		39,739		-			-		$	211,047
Total loans held for investment		1,019,957		130,294		(4,064)	A		-			1,146,187
Loan loss reserve		(8,759)		(3,047)		3,047	B		-			(8,759)
Loans held for sale		2,475		-		-			-			2,475
Goodwill		31,474		-		-			956	H		32,430
Core deposit and other intangibles		6,828		-		-			1,582	I		8,410
Foreclosed and repossessed assets		1,387		-					-			1,387
Net deferred tax asset		-		-		(220)	C		536	J		316
Other assets		70,762		8,546		822	D		-			80,130
Total Assets	**$**	**1,348,420**	**$**	**192,282**	**$**	**(415)**		**$**	**(21,684)**		**$**	**1,518,603**
Total deposits	$	1,015,459	$	148,472	$	165	E	$	-		$	1,164,096
Short and long term borrowings		180,395		20,030		92	F		-			200,517
Other liabilities		9,324		917		-			-			10,241
Total Liabilities	**$**	**1,205,178**	**$**	**169,419**	**$**	**257**		**$**	**-**		**$**	**1,374,854**
Preferred equity		-		-		-			-			-
Common equity		143,242		22,863		(672)			(21,684)			143,749
Total Equity	**$**	**143,242**	**$**	**22,863**	**$**	**(672)**		**$**	**(21,684)**		**$**	**143,749**
Total Liabilities and Equity	**$**	**1,348,420**	**$**	**192,282**	**$**	**(415)**		**$**	**(21,684)**		**$**	**1,518,603**
Regulatory Capital Ratios:												
Top-Tier Consolidated												
Leverage Ratio		8.1%										7.0%
CET1 Ratio		10.2%										8.8%
Tier 1 RBC Ratio		10.2%										8.9%
Total RBC Ratio		12.5%										10.8%

Citizens Community Bancorp Inc.

21

Pro Forma Balance Sheet Footnotes A) Preliminary 2.5% credit mark (increase from original of 2.2% due to higher Tomah ALLL and change in property values; 0.6% interest rate mark; 3.1% total loan mark B) Reversal of existing F. & M. allowance for loan losses C) Preliminary deferred tax liability related to purchase accounting adjusted in A, B, D-F D) Preliminary fixed asset fair value adjustment E) Preliminary certificate of deposit fair value adjustment F) Preliminary borrowing fair value adjustment G) Cash consideration + options cash out + $3.6 million in estimated remaining transaction expenses ($0.4 million already paid in 2019) for a total of $4.0 million compared to $4.1 original estimated H) Preliminary new goodwill created I) Preliminary new core deposit intangible (CDI) created (1.6% of F. & M. non-maturity deposits) J) Preliminary net deferred tax impact from taxable transaction expenses and deferred tax liability of new CDI created K) Elimination of F&M equity, net of fair value and M&A adjustments 22

Disciplined Acquisition Strategy Areas of Potential Acquisition Opportunities Duluth Superior Rice Lake Eau Claire Minneapolis Wausau St. Paul Mankato Mason City La Crosse Winona Rochester Source: FIG Partners, S&P Global Market Intelligence 23

Appendix 24

Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Reconciliation of GAAP Earnings and Core Earnings (non-GAAP):

	FY 2017	FY 2018	Dec-18	Mar-19	Jun-19
GAAP pre-tax earnings	$ 3,822	$ 6,609	$ 1,822	$ 1,275	$ 5,607
Merger related costs (1)	1,860	463	1,057	659	206
Branch closure costs (2)	951	26	12	15	-
Settlement proceeds (3)	(283)	-	-	-	-
FHLB borrowings prepayment fee (4)	104	-	-	-	-
Audit and Financial Reporting (5)	-	-	135	358	-
Gain on sale of branch	-	-	-	-	(2,295)
Pre-tax income as adjusted before income taxe:	6,454	7,098	3,026	2,307	3,518
Provision for income tax on net income as adjusted (7)	2,233	1,798	932	584	943
Tax cuts and Jobs Act of 2017 (8)	-	338	-	-	-
Total provision income tax	2,233	2,136	932	584	943
Net income as adjusted (non-GAAP) (6)	$ 4,221	$ 4,962	$ 2,094	$ 1,723	$ 2,575
GAAP diluted earnings per share, net of tax	$ 0.46	$ 0.58	$ 0.12	$ 0.09	$ 0.37
Merger related costs, net of tax	0.22	0.06	0.06	0.05	0.01
Branch related costs, net of tax	0.12	-	-	-	-
Settlement proceeds	(0.03)	-	-	-	-
FHLB borrowings prepayment fee	0.01	-	-	-	-
Tax Cuts and Jobs Act of 2017 tax provision (8)	-	0.04	-	-	-
Audit and Financial Reporting, net of tax	-	-	0.01	0.02	-
Gain on sale of branch	-	-	-	-	(0.15)
Diluted earnings per share, as adjusted, net of tax (non-GAAP)	$ 0.78	$ 0.68	$ 0.19	$ 0.16	$ 0.23
Average diluted shares outstanding	5,378,548	7,335,247	10,967,386	10,986,466	10,994,470

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Reconciliation of Non-GAAP Financial Measures (1) Costs incurred are included as data processing, advertising, marketing and public relations, professional fees, compensation and other non-interest expense in the consolidated statement of operations and include costs of $160,000, $119,000 and $461,000 for the quarters ended June 30, 2019, March 31, 2019 and December 31, 2018, respectively, and $350,000 and $565,000 for the years ended September 30, 2018 and September 30, 2017, respectively, which are nondeductible expenses for federal income tax purposes. (2) Branch closure costs include severance pay recorded in compensation and benefits, accelerated depreciation expense and lease termination fees included in occupancy and other costs included in other non-interest expense in the consolidated statement of operations. In addition, other non-interest expense includes costs related to the reduction in valuation of the Ridgeland branch office in the fourth quarter of fiscal 2017. Professional services includes legal costs related to the sale of the sole Michigan branch included in these Branch closure costs during the quarters ended December 31, 2018, March 31, 2019 and June 30, 2019. (3) Settlement proceeds includes litigation income from a JP Morgan Residential Mortgage Backed Security (RMBS) claim. This JP Morgan RMBS was previously owned by the Bank and sold in 2011. (4) The prepayment fee to restructure our FHLB borrowings is included in other non-interest expense in the consolidated statement of operations. (5) Audit and financial reporting costs include professional fees related to initial SOX compliance and additional audit and professional fees related to the change in our year end from September 30 to December 31. (6) Net income as adjusted is a non-GAAP measure that management believes enhances the markets ability to assess the underlying business performance and trends related to core business activities. (7) Provision for income tax on net income as adjusted is calculated at our effective tax rate for each respective period presented. (8) As a result of the Tax Cuts and Jobs Act of 2017, we recorded a one-time net tax provision of $275 in the first quarter of 2018, which is included in provision for income taxes expense in the consolidated statement of operations. 26

Reconciliation of Non-GAAP Financial Measures Return on Average Tangible Common Equity (ROATCE) (In thousands except ROATCE) 2016 2017 2018 Dec-18 Mar-19 Jun-19 Common Equity $ 64,544 $ 73,483 $ 135,847 138,187 138,380 143,749 Less: Goodwill (4,663) (10,444) (10,444) (31,474) (31,474) (32,430) Less: Core Deposit and other intangible (5,449) (5,449) (4,805) (7,501) (7,174) (8,410) Tangible Common Equity (TCE) $ 54,432 $ 57,590 $ 120,598 $ 99,212 $ 99,732 $ 102,909 Average Tangible Common Equity $ 57,891 $ 56,011 $ 89,094 $ 109,905 $ 99,472 $ 101,321 Net Income (annualized for Dec 2018, Mar 2019 and June 2019) $ 2,573 $ 2,499 $ 4,283 $ 5,044 $ 3,812 $ 7,825 ROATCE 4.4% 4.5% 4.8% 4.6% 3.8% 7.7% Proforma Tangible Book Value Per Share (TBVPS) CZWI Pro Forma Total Equity $ 143,242 $ 143,749 Less: Goodwill (31,474) (32,430) Less: Core deposit and intangibles (6,828) (8,410) Tangible Book Value (TBV) $ 104,940 $ 102,909 Shares outstanding 10,982,008 11,271,007 TBVPS $ 9.56 $ 9.13 Proforma Tangible Common Equity /Tangible Assets CZWI Pro Forma Tangible Common Equity (TCE) $ 104,940 $ 102,909 Total Assets $ 1,348,420 $ 1,518,603 Less: Goodwill (31,474) (32,430) Less: Core Deposit and other intangible (6,828) (8,410) Tangible Assets (TA) $ 1,310,118 $ 1,477,763 TCE/TA 8.0% 7.0% 27